SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    February 9, 2006
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                            INTERPHARM HOLDINGS, INC.

               (Exact name of Registrant as specified in charter)

         Delaware                       0-22710                13-3673965
(State or other jurisdiction          (Commission            (IRS Employer
    of incorporation)                 File Number)         Identification No.)

  75 Adams Avenue, Hauppauge, New York                            11769
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:    (631) 952-0214
                                                       -----------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

      On February 9, 2006, Interpharm Inc. (the "Company"), a wholly owned subsidiary of Interpharm Holdings, Inc. ("Holdings") entered into a credit agreement (the "Wells Fargo Credit Agreement") with Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division ("Wells Fargo"). Under the Wells Fargo Credit Agreement, the Company obtained a $41,500,000 credit facility from Wells Fargo, which replaces its existing credit facility with the Hongkong Shanghai Bank Corporation ("HSBC").

      The Wells Fargo credit facility consists of:

      (i) a revolving line of credit (the "Revolving Line of Credit") of up to $22.5 million, evidenced by a revolving promissory note. Advances can be made from the amount available under the Revolving Line of Credit from time to time until February 10, 2010. The amount actually available to the Company under the Revolving Line of Credit may be less and may vary from time to time, depending on, among other factors, the amount of its eligible accounts, eligible inventory and the value of the pledged securities. After one year and upon the Company's request, Wells Fargo may, in its sole discretion, increase the aggregate maximum amount available under the Revolving Line of Credit based on the net forced liquidation valuation of the Company's abbreviated new drug applications obtained after entry into the Wells Fargo Credit Agreement.

      (ii) a single advance in the amount of up to $3.5 million evidenced by a machinery and equipment term loan (the "M&E Note"). The outstanding principal balance of the M&E Note cannot exceed 85% of the liquidation value of the Company's eligible equipment. The M&E Note is to be repaid with 60 equal monthly installments, including principal and accrued interest, beginning on March 1, 2006.

      (iii) a capital expenditure secured credit line (the "Cap Ex Advance") of up to $3.5 million evidenced by a capital expenditure promissory note (the "Cap Ex Note"). Each Cap Ex Advance is to be amortized over a 60 month period. The aggregate amount of the Cap Ex Advance cannot exceed 90% of the invoiced cost of eligible equipment to be purchased by the Company or previously purchased by the Company with the proceeds of the Revolving Line of Credit. The Cap Ex Note is to be repaid in 60 equal monthly installments, together with accrued interest, beginning on the first day of the month after the initial Cap Ex Advance is funded.

      (iv) a single advance in the amount of up to $12 million evidenced by certain real estate notes (the "Real Estate Notes"). The aggregate outstanding principle together with accrued interest under the Real Estate Notes is to be repaid in 180 equal monthly installments based on an amortization schedule beginning on March 1, 2006. The Real Estate Notes replace the Company's previously existing mortgage with HSBC on its facility at 50 Horseblock Road in Yaphank, New York.

      The Wells Fargo credit facility is collateralized by substantially all assets (including accounts receivables, rights to payment, general intangible, inventory, equipment) of the Company and the Real Estate Notes are additionally secured by a mortgage on the Company's Yaphank facility. The Wells Fargo credit facility is further guaranteed by Holdings and collateralized by substantially all assets of Holdings. In addition, three individual shareholders of Holdings have pledged up to $7.5 million worth of New York Stock Exchange listed securities to guarantee the repayment of the borrowings under the Revolving Line of Credit that are in excess of certain inventory and receivable amounts.

      Each component of the Wells Fargo Credit Facility bears interest at either
(i) a rate of 0.5% below Wells Fargo's prime rate or, at the Company's option,
(ii) a rate of 2.5% above LIBOR. To limit its exposure to fluctuating interest rates, the Company entered into an interest rate swap agreement with Wells Fargo to lock in the interest rate at 7.56% for the Real Estate Notes.

      The Wells Fargo Credit Agreement contains affirmative covenants including financial covenants and a commitment to raise at least $7 million in net proceeds through an equity or subordinated debt offering by June 30, 2006. It also contains negative covenants that prohibit a variety of actions without Wells Fargo's consent, including covenants that limit the Company's ability to
(a) create liens, (b) incur or guarantee non-permitted debts, (c) make investments, (d) declare or pay dividends, (e) increase salaries by more than 20% in the aggregate, (f) sell assets, (g) enter into any merger or similar transactions or purchase all or substantially all of the assets of another person, (h) change its line of business or (i) change its method of accounting.

      The Credit and Security Agreement and the related loan and security documents are filed as Exhibits 10.1 through 10.11 to this Current Report on Form 8-K, and all references to these documents in this Current Report are qualified, in their entirety, by the text of these documents.

Item 1.02. Termination of a Material Definitive Agreement.

      On February 10, 2006, the Company used part of the loan proceeds from the Wells Fargo credit facility to pay off its existing credit facility with HSBC and terminated its credit facility agreement with HSBC dated March 29, 2004.

Item 9.01. Financial Statements and Exhibits

Exhibits:

10.1 Credit and Security Agreement, dated February 9, 2006, between Interpharm, Inc. and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division ("Wells Fargo").

10.2  Revolving Note, dated February 9, 2006, from Interpharm, Inc. to Wells
      Fargo.

10.3  M& E Note, dated February 9, 2006, from Interpharm, Inc. to Wells Fargo.

10.4  Cap Ex Note, dated February 9, 2006, from Interpharm, Inc. to Wells Fargo.

10.5 Consolidated Real Estate Note, dated February 9, 2006, from Interpharm, Inc. to Wells Fargo.

10.6 Real Estate Demand Note, dated February 9, 2006, from Interpharm, Inc. to Wells Fargo.

10.7 Guaranty Agreement, dated February 9, 2006, from Interpharm Holdings, Inc. to Wells Fargo.

10.8 Security Agreement, dated February 9, 2006, from Interpharm Holdings, Inc. to Wells Fargo.

10.9 ANDA Security Agreement, dated February 9, 2006, between Interpharm, Inc. and Wells Fargo.

10.10 Demand Mortgage and Security Agreement, dated February 9, 2006, from Interpharm, Inc. to Wells Fargo.

10.11 Assignment of Rents and Leases, dated February 9, 2006, between Interpharm, Inc. and Wells Fargo.

10.12 Mortgage Consolidation, Modification and Extension Agreement, dated February 9, 2006, from Interpharm, Inc. to Wells Fargo.

10.13 ADA and Environmental Indemnity Agreement, dated February 9, 2006, by Interpharm, Inc. in favor of Wells Fargo.



                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INTERPHARM HOLDINGS, INC.
February 14, 2006

                                                By: /s/ George Aronson
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                                                    George Aronson
                                                    Chief Financial Officer